UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2014

2050 MOTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-192227

California	95-4040591
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3420 Bunkerhill Drive, Las Vegas, Nevada 89032

(Address of Principal Executive Offices, Including Zip Code)

(702) 591-6029

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause 2050 Motors, Inc. (“2050 Motors”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe 2050 Motors’ future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. 2050 Motors actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, 2050 Motors undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On June 11, 2014, 2050 Motors (OTC:QB ETFM) issued a press release announcing that that its new stock symbol ETFM became effective on June 3, 2014 and is now trading on the US OTC:QB market. Michael Hu, CEO and President of 2050 Motors stated: “Management assumed operational control of the reorganization of Zegarelli Group International, Inc., effective May 5, 2014 and that our new maintenance and service facilities have been completed in North Las Vegas, Nevada and will be fully operational on June 16, 2014. The building has undergone exterior and interior remodeling including conference rooms, offices and maintenance shop.”

A copy of the news release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

This disclosure does not constitute an offer to sell, or the solicitation to buy, any such security.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1 News Release dated June 11, 2014.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

2050 Motors, Inc.

Date: June 16, 2014	By:	/s/ Michael Hu
Michael Hu
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	News Release dated June 11, 2014.